UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                           July 2, 2002
               -----------------------------------------------
               Date of Report (date of earliest event reported)



                      TECH/OPS SEVCON, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

                         1-9789
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                  Commission File Number

          Delaware                                     04-2985631
-------------------------------                      --------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

       40 North Avenue, Burlington, Massachusetts, 01803-3391
       ------------------------------------------------------
        (Address of principal executive offices and zip code)

                            (781) 229-7896
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         (Registrant's telephone number, including area code:)


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On May 30, 2002 the audit committee of the Board of Directors of Tech/Ops Sevcon, Inc. (the "Company") recommended to the Board of Directors that Grant Thornton LLP ("Grant Thornton") be engaged as the Company's independent public accountants to replace Arthur Andersen LLP ("Andersen") for the fiscal year ending September 30, 2002. The appointment of Grant Thornton was subject to completion of the usual client acceptance procedures and the receipt and acceptance of an engagement letter. The appointment of Grant Thornton on the above terms was unanimously approved by the Company's Board of Directors.
The engagement letter was signed by the Company on July 2, 2002

During the years ended September 30, 2000 and September 30, 2001 and the interim period between September 30, 2001 and July 2, 2002, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits
           Exhibit
           Number     Description of Exhibit
           -------    ----------------------

99        Press Release dated July 2, 2002







                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tech/Ops Sevcon, Inc.,  Registrant
July 2, 2002
                                        /s/ Paul A McPartlin
                                        Paul A McPartlin, Vice President,
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)



EXHIBIT 99
PRESS RELEASE

TECH/OPS SEVCON ANNOUNCES THE APPOINTMENT OF GRANT THORNTON
                AS INDEPENDENT AUDITOR

Burlington, Mass. July 2, 2002..... Tech/Ops Sevcon, Inc. (AMEX symbol TO)
announced that it had appointed Grant Thornton LLP as the Company's independent auditor for fiscal 2002. This appointment followed a thorough evaluation and unanimous approval by the Company's board of directors.

Prior to this selection, Tech/Ops Sevcon had enjoyed a long and constructive relationship with Arthur Andersen LLP who had served as the auditors of the Company and its predecessor, Tech/Ops, Inc., for over 50 years.

Tech/Ops Sevcon, Inc. is a world leader in the design, manufacture and marketing of microprocessor based controls for electric vehicles. The controls are used to vary the speed and movement of vehicles, to integrate specialized functions, and to prolong the shift life of the vehicles' batteries. Sevcon supplies customers throughout the world from its operations in the United Kingdom, the USA, France, and the Far East, and through an international dealer network. The Company's customers are manufacturers of fork lift trucks, aerial lifts, mining vehicles, airport tractors, sweepers, and other battery powered vehicles.